Exhibit 99.1

Contacts:	Kristin Southey
Vice President, Investor Relations
(310) 255-2635
ksouthey@activision.com

Maryanne Lataif
Senior Vice President, Corporate Communications
(310) 255-2704
mlataif@activision.com

FOR IMMEDIATE RELEASE

ACTIVISION BLIZZARD ANNOUNCES SEPTEMBER QUARTER RESULTS

-       September Quarter Net Revenues and EPS Exceed Prior Outlook -

-       Company Reaffirms Full Year 2008 Outlook –

-       Company’s Board of Directors Authorizes $1 Billion Stock Repurchase Program -

Santa Monica, CA – November 5, 2008 – Activision Blizzard, Inc. (Nasdaq: ATVI) today announced September quarter financial results.

For the quarter ended September 30, 2008, Activision Blizzard’s GAAP net revenues were $711 million.  Excluding the impact of change in deferred net revenues ($12 million) and net revenues from Activision Blizzard’s non-core exit operations ($6 million), the company’s non-GAAP net revenues were $717 million. Including Activision’s stand-alone net revenues of $53 million for July 1 – July 9, 2008, the company’s non-GAAP comparable-basis net revenues were $770 million.  The company’s prior non-GAAP net revenue outlook was $620 million.

Activision Blizzard’s GAAP operating loss for the quarter was $194 million.  Excluding the impact of the change in deferred net revenues and cost of sales ($12 million), the impact of equity-based compensation expense ($26 million), Activision Blizzard’s non-core exit operations loss ($110 million), one-time costs related to the business combination with Vivendi Games ($78 million), and the amortization of intangibles and the changes in costs of sales resulting from purchase price accounting adjustments ($90 million), Activision Blizzard’s non-GAAP operating income was $122 million.   Including Activision’s stand-alone non-GAAP operating loss of $9 million for July 1 – July 9, 2008, the Company’s non-GAAP comparable-basis operating income was $113 million.

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Activision Blizzard Announces September Quarter Results

For the quarter, Activision Blizzard’s split-adjusted GAAP loss per share was $0.08.  Excluding the impact of the change in deferred net revenues and cost of sales ($0.01 per share), the impact of equity-based compensation expense ($0.01 per share), Activision Blizzard’s non-core exit operations loss ($0.05 per share), one-time costs related to the business combination with Vivendi Games ($0.04 per share), and the amortization of intangibles and the changes in costs of sales resulting from purchase price accounting adjustments ($0.04 per share), Activision Blizzard’s non-GAAP split-adjusted earnings per diluted share were  $0.07.   The company’s prior non-GAAP split-adjusted earnings per diluted share outlook was $0.04.

Separately, Activision Blizzard also announced that its Board of Directors has authorized a stock repurchase program under which the company can repurchase up to $1 billion of the company’s common stock.

Robert Kotick, CEO of Activision Blizzard, stated, “For our first quarter as a combined company, Activision Blizzard’s financial results were higher than the outlook we provided on our last earnings call, both on a GAAP and non-GAAP basis.  Our performance was driven by continued strong worldwide sales of Call of Duty® 4: Modern Warfare™, Guitar Hero®: Aerosmith® and Guitar Hero®: On Tour™, Blizzard Entertainment®’s World of Warcraft® and the international release of LucasArts’ Star Wars™: The Force Unleashed™.”

Kotick continued, “In the December quarter, we will launch our strongest holiday slate ever, which is based on some of the best-selling franchises in the industry.  We are excited about our holiday releases, which are all based on proven franchises, and will deliver our entire slate on schedule with strong product quality on our key titles.  However, we remain cautious given the likely slowdown in consumer spending this holiday season.”

“As a result of our strong momentum through the first 9 months of the year and our solid holiday slate, we are reaffirming our full year non-GAAP outlook of $4.9 billion in revenues and $1.2 billion in operating income.  We also announced a $1 billion share repurchase program which illustrates our confidence in the long-term growth of the company and our commitment to providing superior returns to our shareholders,” Kotick added.

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Activision Blizzard Announces September Quarter Results

Business Highlights

•                  For the September quarter, Activision Blizzard had two of the top-10 titles in dollars on all console platforms in the U.S., according to The NPD Group.

•                  For the September quarter, Activision Blizzard was the #1 third-party publisher on the Nintendo DS, according to The NPD Group.

•                  For the September quarter, Guitar Hero: On Tour was the #1 best-selling title overall in North America for the Nintendo DS, according to The NPD Group.

•                  For the September quarter, Activision Blizzard had two of the top-five PC titles worldwide – Blizzard Entertainment’s World of Warcraft: Battle Chest® and Call of Duty 4: Modern Warfare, according to Charttrack, Gfk and The NPD Group.

•                  For the first nine months of the calendar year, Guitar Hero remained the #1 best-selling franchise in U.S. on all console platforms, according to the NPD Group.

•                  On July 9, 2008, Vivendi Games, Inc. and Activision, Inc. completed the transaction, announced on December 2, 2007 to create Activision Blizzard as the world’s most profitable pure-play online and console game publisher. Activision Blizzard was formed by combining Activision, Inc., one of the world’s leading independent publishers of interactive entertainment, and Vivendi Games, Inc., Vivendi’s interactive entertainment business, which includes Blizzard Entertainment’s World of Warcraft, the world’s #1 subscription-based massively multiplayer online role-playing game (“MMORPG”).

•                  On August 12, 2008, Blizzard Entertainment, Inc. and NetEase.com, Inc. announced an agreement to license Blizzard Entertainment’s StarCraft® II, Warcraft® III: Reign of Chaos™, Warcraft III: The Frozen Throne™, and Battle.net® platform, which provides online multiplayer services for these games, to Shanghai EaseNet Network Technology Limited, an affiliated company of NetEase.com, Inc. Blizzard Entertainment and NetEase also established a joint venture, which will provide support for the operation of the licensed games and Battle.net platform in China.

•                  On September 8, 2008, Activision Blizzard completed a two-for-one stock split.

•                  On September 12, 2008, Activision Publishing acquired FreeStyle Games, a premier U.K. based video game developer specializing in music-based games.

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Activision Blizzard Announces September Quarter Results

•                  On October 28, 2008, Blizzard Entertainment, Inc. announced that the subscribership for World of Warcraft, its award-winning MMORPG, exceeded 11 million players worldwide.

Company Outlook

For the December quarter, Blizzard Entertainment expects to release Wrath of the Lich King™, World of Warcraft’s second expansion pack, and Activision Publishing expects to release a full slate of titles, including Guitar Hero® World Tour™, Guitar Hero®: On Tour Decades™, Call of Duty®: World at War™, Quantum of Solace™, Spider-Man™: Web of Shadows, Madagascar: Escape 2 Africa™ Video Game, Crash Bandicoot®: Mind Over Mutant, Spyro™: Dawn of the Dragon,  Kung Fu Panda: Legendary Warriors ™, TRANSFORMERS Animated: The Game and Tony Hawk’s Motion.

Activision Blizzard continues to expect that online functionality for certain key titles to be released in the December quarter, and thereafter, will become a significant component of game play for certain platforms and that the company will have continuing performance obligations beyond the sale of the game for these titles.  As a result, the company expects to begin recognizing a substantial amount of net revenues and costs of sales from these online-enabled games over the estimated service period.

Revenues related to the sale of World of Warcraft boxed software, including the sale of expansion packs and other ancillary revenues will continue to be deferred and recognized ratably over the estimated customer life beginning upon activation of the software and delivery of the services.

As a result of the above, Activision Blizzard anticipates that a considerable amount of net revenues and costs of sales that would have been recognized in the December quarter will be recognized in calendar year 2009.  While this will not impact the economics of Activision Blizzard’s business or its cash flows, these changes will have a material impact on the company’s calendar 2008 GAAP results.

In order to provide comparable year-over-year performance information, Activision Blizzard’s non-GAAP results will exclude the impact of the change in deferred net revenues and cost of sales related to those online-enabled key titles on certain platforms, and will also exclude deferred revenues and costs related to the MMORPG platform for World of Warcraft.

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Activision Blizzard Announces September Quarter Results

Additionally, in calendar 2008, in order to provide comparable operating performance information for the core operations of Activision Blizzard, the company’s non-GAAP results also exclude: the impact of expenses related to equity-based compensation costs; Activision Blizzard’s non-core exit operations, which is the operating results of products and operations from the historical Vivendi Games, Inc. businesses that the company has begun to exit or wind down; one-time costs related to the business combination between Activision, Inc. and Vivendi Games, Inc. (including transaction costs, integration costs, and restructuring activities); the amortization of intangibles and the increase in the fair value of inventories and the associated changes in cost of sales resulting from purchase price accounting adjustments from the business combination; and the associated tax benefits.

For the December quarter 2008, Activision Blizzard expects GAAP net revenues of $1.6 billion, and GAAP loss per share of $0.01. Excluding the impact of change in deferred net revenues ($569 million), and net revenues from Activision Blizzard’s non-core exit operations ($2 million), the company expects non-GAAP net revenues of $2.2 billion.

Excluding the impact of the change in deferred net revenues and cost of sales ($0.17 per share), equity-based compensation expense ($0.02 per share), Activision Blizzard’s non-core exit operations ($0.01 per share), one-time costs related to the business combination with Vivendi Games, Inc. ($0.01 per share), and the amortization of intangibles and the changes in costs of sales resulting from purchase price accounting adjustments ($0.09 per share), Activision Blizzard expects non-GAAP earnings per diluted share of $0.29 for the December quarter.

Stock Repurchase Program

Under Activision Blizzard’s stock repurchase program, shares may be purchased as determined by the company from time to time on the open market or in private transactions, including structured or accelerated transactions. The timing and amount of share repurchases under the program will be determined by the company based on its evaluation of market conditions and other factors.    The repurchase program may be suspended or discontinued at any time.

The repurchase program will be funded using the company’s working capital.  Any repurchased shares will be available for use in connection with the company’s stock plans and for other corporate purposes.

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Activision Blizzard Announces September Quarter Results

Conference Call

Today at 4:30 p.m. EST, Activision Blizzard’s management will host a conference call and Webcast to discuss Activision Blizzard’s results for the quarter ended September 30, 2008 and management’s outlook for the remainder of the calendar year. The company welcomes all members of the financial and media communities and other interested parties to visit the “Investor Relations” area of www.activisionblizzard.com to listen to the conference call via live Webcast or to listen to the call live by dialing into 719-325-4871 in the U.S.

Non-GAAP Financial Measures

Activision Blizzard provides net revenues, net income (loss), earnings (loss) per share and operating margin data and guidance both including (in accordance with GAAP) and excluding (non-GAAP): the impact of the change in deferred net revenues and costs of sales; the impact of expenses related to equity-based compensation costs; Activision Blizzard’s non-core exit operations (which is the operating results of products and operations from the historical Vivendi Games, Inc. businesses that the company has begun to exit or wind down); one-time costs related to the business combination between Activision, Inc. and Vivendi Games, Inc. (including transaction costs, integration costs, and restructuring activities); the amortization of intangibles and the increase in the fair value of inventories and the associated changes in cost of sales resulting from purchase price accounting adjustments from the business combination; and the associated tax benefits.  These adjustments have  the effect of increasing non-GAAP net revenues, non-GAAP net income, non-GAAP earnings per share and non-GAAP operating margin (and reducing non-GAAP net loss and non-GAAP loss per share) by the same amounts as compared with GAAP net revenues, GAAP net income (loss), GAAP earnings (loss) per share and GAAP operating margin for the period.

As online functionality becomes a more important component of gameplay, the company expects that certain of Activision Blizzard’s non-subscription based online-enabled games to be released in the December quarter will contain a more-than-inconsequential separate service deliverable in addition to the product, and its performance obligations for these games will extend beyond the sale of the games. Vendor-specific objective evidence of fair value will not exist for the online services, as the company does not plan to separately charge for this component of online-enabled games.

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Activision Blizzard Announces September Quarter Results

As a result, for certain key titles to be released in the December quarter of 2008 and thereafter, the company will recognize all of the revenues from the sale of certain of Activision’s online-enabled games for certain platforms ratably over the estimated service period. In addition, the company will defer the costs of sales of those titles to match revenues. As a consequence, the company’s non-GAAP results will exclude the impact of the change in deferred revenues and costs of sales related to certain of Activision’s online-enabled games for certain of the Microsoft, Sony, Nintendo and PC platforms in order to provide comparable year-over-year performance.

Revenues related to the sale of World of Warcraft boxed software, including the sale of expansion packs and other ancillary revenues will continue to be deferred and recognized ratably over the estimated customer life beginning upon activation of the software and delivery of the services.

Activision Blizzard recognizes that there are limitations associated with the use of these non-GAAP financial measures as they do not reflect net revenues, net income (loss), earnings (loss) per share and operating margin as determined in accordance with GAAP, and may reduce comparability with other companies that calculate similar non-GAAP measures differently.

Management compensates for the limitations resulting from the exclusion of these items by considering the impact of these items separately and by considering Activision Blizzard’s GAAP as well as non-GAAP results and outlook and, in this release, by presenting the most comparable GAAP measures, net revenues, net income (loss), earnings (loss) per share and operating margin directly ahead of non-GAAP net revenues, non-GAAP net income (loss), non-GAAP earnings (loss) per share, and non-GAAP operating margin, and by providing a reconciliation which indicates and describes the adjustments made.

Management believes that the presentation of these non-GAAP financial measures provides investors with additional useful information to measure Activision Blizzard’s financial and operating performance because they facilitate comparison of operating performance between periods. Management further believes that reflecting the use of non-GAAP measures that eliminate the impact of deferred revenues and costs of sales in its operating results is important when evaluating Activision Blizzard’s operating performance, and when planning, forecasting and analyzing future periods.

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Activision Blizzard Announces September Quarter Results

Management also believes that non-GAAP measures that exclude Activision Blizzard’s non-core exit operations, one-time costs related to the business combination between Activision, Inc. and Vivendi Games, Inc. (including transaction costs, integration costs, and the costs associated with restructuring activities), the amortization of intangibles and the increase in the fair value of inventories and the associated changes in cost of sales resulting from purchase price accounting adjustments from the business combination, provides a better comparison to prior periods in which Activision, Inc. and Vivendi Games, Inc. were operating as stand-alone companies, and the resulting effects arising from the business combination does not affect the on-going economics of the combined entity. Management believes the use of these non-GAAP financial measures helps investors to better understand the results of Activision Blizzard. Internally, management uses these non-GAAP financial measures in assessing the company’s operating results, as well as in planning and forecasting.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

These non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles, and the terms non-GAAP net revenues, non-GAAP net income (loss), non-GAAP earnings (loss) per share, non-GAAP operating margin do not have a standardized meaning. Therefore, other companies may use the same or similarly named measures, but exclude different items, which may not provide investors a comparable view of Activision Blizzard’s performance in relation to other companies.

Comparable-Basis Presentation by Segment — Non-GAAP Comparable Measures

On July 9, 2008, the business combination between Activision, Inc. and Vivendi Games, Inc. was consummated.  As a result of the consummation of the business combination, Activision, Inc. was renamed Activision Blizzard, Inc.

For accounting purposes, because the business combination resulted in Vivendi obtaining control of Activision, Inc. through the acquisition of a majority of common stock of Activision, Inc., the business combination is treated as a “reverse acquisition,” with Vivendi Games, Inc. deemed to be the accounting acquirer.  As a result, the historical financial statements of Activision Blizzard, Inc. prior to July 9, 2008 are those of Vivendi Games, Inc. and  the results of Activision, Inc. prior to July 9, 2008 are not included as part of Activision Blizzard, Inc.’s historical financial statements.

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Activision Blizzard Announces September Quarter Results

As one means of analyzing Activision Blizzard, Inc.’s performance, the company presents data that combines: (1) the company’s results after July 9, 2008, (2) Vivendi Games, Inc.’s results prior to July 9, 2008 and (3) Activision, Inc.’s results prior to July 9, 2008.  Management uses information prepared on this comparable basis internally to compare results and believes that this presentation provides investors with additional useful information to understand the company’s performance on a year-over-year comparable basis.  However, the data is not presented in accordance with GAAP and is not presented in accordance with Article 11 of Regulation S-X relating to pro forma financial statements.  The non-GAAP information presented should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

The following data is presented in the attachments to this press release:

•                  Non-GAAP Comparable Basis Segment Net Revenues for the three and nine months ended September 30, 2007 and 2008

•                  Non-GAAP Comparable Basis Segment Operating Income (Loss) for the three and nine months ended September 30, 2007 and 2008

In conjunction with the business combination, Activision Blizzard, Inc. changed the manner in which senior management assesses the operating performance of, and allocates resources to, its operating segments.  As a result, the company now operates in four segments:

i.                  Activision Publishing (“Activision”) – which consists of the  historical business of Activision, Inc. publishing interactive entertainment software and peripherals, and certain studios, assets, and titles previously included in Vivendi Games’ historical “Sierra” operating segment;

ii.               Blizzard —  which consists of the business of Blizzard Entertainment, Inc. and its subsidiaries publishing  traditional games and online subscription-based games in the MMORPG category;

iii.            Distribution —  which consists of the distribution of interactive entertainment software and hardware products; and

iv.           Activision Blizzard’s non-core exit operations (“Non-Core”) – which consists of legacy divisions or business units that the company has begun to exit or wind down as part of our restructuring and integration efforts as a result of the business combination.

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Activision Blizzard Announces September Quarter Results

Activision, Blizzard and Distribution are referred to collectively as Activision Blizzard Inc.’s core operations (“Core”).

With respect to periods prior to July 9, 2008, results for historical Activision, Inc. are reported in the Activision and Distribution segments. In addition, as a result of the change in operating and reporting segments, all prior period segment information has been restated to conform to this new financial statement presentation.

About Activision Blizzard

Headquartered in Santa Monica, California, Activision Blizzard, Inc. is a worldwide pure-play online, PC, console and handheld game publisher with leading market positions across every major category of the rapidly growing interactive entertainment software industry.

Activision Blizzard maintains operations in the U.S., Canada, the United Kingdom, France, Germany, Ireland, Italy, Sweden, Spain, Norway, Denmark, the Netherlands, Romania, Australia, Chile, India, Russia, Japan, South Korea, China and the region of Taiwan.  More information about Activision Blizzard and its products can be found on the company’s website, www.activisionblizzard.com.

Cautionary Note Regarding Forward-looking Statements:  Information in this press release that involves Activision Blizzard’s expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties.  Activision Blizzard generally uses words such as “outlook,” “will,” “remains,” “to be,” “plans,” “believes,” “may,” “expects,” “intends,” and similar expressions to identify forward-looking statements.  Factors that could cause Activision Blizzard’s actual future results to differ materially from those expressed in the forward-looking statements set forth in this release include, but are not limited to, sales levels of Activision Blizzard’s titles, shifts in consumer spending trends, the impact of the current macroeconomic environment, the seasonal and cyclical nature of the interactive game market, Activision Blizzard’s ability to predict consumer preferences among competing hardware platforms (including next-generation hardware), declines in software pricing, product returns and price protection, product delays, retail acceptance of Activision Blizzard’s products, adoption rate and availability of new hardware and related software, industry competition, rapid changes in technology and industry standards, protection of proprietary rights, litigation against Activision Blizzard, maintenance of relationships with key personnel, customers, vendors and third-party developers, domestic and international economic, financial and political conditions and policies, foreign exchange rates, integration of recent acquisitions and the identification of suitable future acquisition opportunities, Activision Blizzard’s success in integrating the operations of Activision and Vivendi Games in a timely manner, or at all, and the combined Company’s ability to realize the anticipated benefits and synergies of the transaction to the extent, or in the timeframe, anticipated, and the other  factors  identified in the risk factors section of Activision Blizzard’s quarterly report on Form 10-Q for the June 30, 2008 quarter. The forward-looking statements in this release are based upon information available to Activision Blizzard as of the date of this release, and Activision Blizzard assumes no obligation to update any such forward-looking statements.

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Activision Blizzard Announces September Quarter Results

Forward-looking statements believed to be true when made may ultimately prove to be incorrect.  These statements are not guarantees of the future performance of Activision Blizzard and are subject to risks, uncertainties and other factors, some of which are beyond its control and may cause actual results to differ materially from current expectations.

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ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except earnings (loss) per share data)

	Quarter ended September 30,		Nine months ended September 30,
	2008	2007*	2008	2007*
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net revenues:
Product sales	$413	$98	$553	$246
Subscription, licensing and other revenues	298	228	834	650
Total net revenues	$711	$326	$1,387	$896

Costs and expenses:
Cost of sales - product costs	279	31	350	95
Cost of sales - software royalties and amortization	50	5	88	14
Cost of sales - intellectual property licenses	36	1	45	5
Cost of sales - massively multi-play online game(“MMOG”)	43	40	123	146
Product development	200	117	414	327
Sales and marketing	142	46	220	105
Restructuring costs	61	—	61	(1)
General and administrative	94	29	172	71
Total costs and expenses	905	269	1,473	762
Operating income (loss)	(194)	57	(86)	134
Investment income, net	24	(2)	28	(5)
Income (loss) before income tax provision (benefit)	(170)	55	(58)	129
Income tax provision (benefit)	(62)	7	(22)	(12)
Net income (loss)	$(108)	$48	$(36)	$141

Basic loss per share	$(0.08)	$0.08	$(0.04)	$0.24
Weighted average common shares outstanding	1,271	591	816	591

Diluted loss per share	$(0.08)	$0.08	$(0.04)	$0.24
Weighted average common shares outstanding assuming dilution	1,271	591	816	591

* On July 9, 2008, a business combination (the “Business Combination”) by and among Activision, Inc., Sego Merger Corporation, a wholly-owned subsidiary of Activision, Inc., Vivendi S.A. (“Vivendi”), VGAC LLC, a wholly-owned subsidiary of Vivendi (“VGAC”) and Vivendi Games, Inc., a wholly-owned subsidiary of VGAC (“Vivendi Games” or “VG”) was consummated.  As a result of the consummation of the Business Combination, Activision, Inc. was renamed Activision Blizzard, Inc.

For accounting purposes, because the Business Combination resulted in Vivendi obtaining control of Activision, Inc. through the acquisition of a majority of common stock of Activision, Inc., the Business Combination is treated as a “reverse acquisition,” with Vivendi Games deemed to be the acquirer.  As a result, (i) the historical financial statements of the company prior to July 9, 2008 are those of Vivendi Games, Inc. and (ii) the results of Activision, Inc. prior to July 9, 2008 are not included as part of the company’s historical financial statements.

Further, earnings per share for periods prior to the Business Combination are retrospectively adjusted to reflect the number of split adjusted shares received by Vivendi, former parent of Vivendi Games, Inc.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions)

	September 30,	December 31,
	2008	2007*
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,842	$62
Short-term investments	94	3
Accounts receivable, net	316	104
Inventories	377	21
Software development	226	25
Intellectual property licenses	10	9
Deferred income taxes	228	143
Intangible assets, net	51	—
Other current assets	57	23
Total current assets	4,201	390
Long-term investments	86	—
Software development	20	51
Intellectual property licenses	—	8
Property and equipment, net	168	129
Deferred income taxes	80	24
Other assets	21	6
Intangible assets, net	1,462	7
Trade name	433	53
Goodwill	7,270	203
Total assets	$13,741	$871

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$338	$49
Deferred revenues	206	197
Accrued expenses and other liabilities	557	274
Total current liabilities	1,101	520
Deferred income tax	696	—
Other liabilities	169	111
Total liabilities	1,966	631

Shareholders’ equity:
Common stock	—	—
Additional paid-in capital	12,165	490
Net payable to Vivendi and affiliated companies	—	77
Retained earnings (accumulated deficit)	(403)	(367)
Accumulated other comprehensive income	13	40
Total shareholders’ equity	11,775	240
Total liabilities and shareholders’ equity	$13,741	$871

*On July 9, 2008, a business combination (the “Business Combination”) by and among Activision, Inc., Sego Merger Corporation, a wholly-owned subsidiary of Activision, Inc., Vivendi S.A. (“Vivendi”), VGAC LLC, a wholly-owned subsidiary of Vivendi (“VGAC”) and Vivendi Games, Inc., a wholly-owned subsidiary of VGAC (“Vivendi Games” or “VG”) was consummated.  As a result of the consummation of the Business Combination, Activision, Inc. was renamed Activision Blizzard, Inc.

For accounting purposes, because the Business Combination resulted in Vivendi obtaining control of Activision, Inc. through the acquisition of a majority of common stock of Activision, Inc., the Business Combination is treated as a “reverse acquisition,” with Vivendi Games deemed to be the acquirer.  As a result, (i) the historical financial statements of the company prior to July 9, 2008 are those of Vivendi Games, Inc. and (ii) the results of Activision, Inc. prior to July 9, 2008 are not included as part of the company’s historical financial statements.

Further, earnings per share for periods prior to the Business Combination are retrospectively adjusted to reflect the number of split adjusted shares received by Vivendi, former parent of Vivendi Games, Inc.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In millions, except earnings (loss) per share data)

Quarter ended September 30, 2008		Net Revenues	Cost of Sales - Product costs	Cost of Sales - Software Royalties and Amortization	Cost of Sales - Intellectual property licenses	Cost of Sales - MMOG	Product Development	Sales and Marketing	General and Administrative	Restructuring	Total Costs and Expenses
GAAP Measurement		$711	$279	$50	$36	$43	$200	$142	$94	$61	$905
Less: Changes in deferred net revenues and cost of sales	(a)	12	0	—	—	—	—	—	—	—	0
Less: Equity-based compensation (including purchase price accounting related adjustments)	(b)	—	—	—	—	0	(7)	(4)	(15)	—	(26)
Less: Results of Activision Blizzard’s non-core exit operations	(c)	(6)	(1)	(1)	(0)	(0)	(91)	(12)	(11)	—	(116)
Less: One time costs related to the Vivendi transaction, integration and restructuring	(d)	—	—	—	—	—	—	—	(17)	(61)	(78)
Less: Amortization of intangibles and purchase price accounting related adjustments	(e)	—	(8)	(24)	(22)	—	—	(36)	(1)	—	(90)

Non-GAAP Measurement		$717	$270	$25	$14	$43	$102	$91	$49	$—	$595

Quarter ended September 30, 2008		Operating Income (Loss)	Net Income (Loss)	Basic Earnings (Loss) per Share	Diluted Earnings (Loss) per Share
GAAP Measurement		$(194)	$(108)	(0.08)	(0.08)
Less: Changes in deferred net revenues and cost of sales	(a)	12	7	0.01	0.01
Less: Equity-based compensation (including purchase price accounting related adjustments)	(b)	26	16	0.01	0.01
Less: Results of Activision Blizzard’s non-core exit operations	(c)	110	67	0.05	0.05
Less: One time costs related to the Vivendi transaction, integration and restructuring	(d)	78	56	0.04	0.04
Less: Amortization of intangibles and purchase price accounting related adjustments	(e)	90	54	0.04	0.04

Non-GAAP Measurement		$122	$92	0.07	0.07

(a)                       Reflects the net change in deferred net revenues and deferred cost of sales.

(b)                      Includes expense related to employee stock options, employee stock purchase plan and restricted stock rights under Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment.”

(c)                       Reflects the results of products and operations from the historical Vivendi Games businesses that the company has begun to exit or wind down.

(d)                      Includes one-time costs related to the business combination with Vivendi Games (including transaction costs, integration costs, and restructuring activities). Restructuring activities includes severance costs, facility exit costs, and balance sheet write down and exit costs from the cancellation of projects.

(e)                       Reflects amortization of intangible assets, and the increase in the fair value of inventories and associated cost of sales, all of which relate to purchase price accounting related adjustments.

See explanation above regarding the Company’s practice on reporting non-GAAP financial measures. The per share adjustments are presented as calculated, and the GAAP and non-GAAP earnings (loss) per share information is also presented as calculated. The sum of these measures, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In millions, except earnings (loss) per share data)

Quarter ended September 30, 2007		Net Revenues	Cost of Sales - Product costs	Cost of Sales - Software Royalties and Amortization	Cost of Sales - Intellectual property licenses	Cost of Sales - MMOG	Product Development	Sales and Marketing	General and Administrative	Restructuring	Total Costs and Expenses
GAAP Measurement		$326	$31	$5	$1	$40	$117	$46	$29	$—	$269
Less: Changes in deferred net revenues and cost of sales	(a)	(31)	(3)	—	—	—	—	—	—	—	(3)
Less: Equity-based compensation (including purchase price accounting related adjustments)	(b)	—	(1)	—	—	—	(35)	(3)	(3)	—	(42)
Less: Results of Activision Blizzard’s non-core exit operations	(c)	(3)	—	(1)	—	—	(23)	(10)	(9)	2	(41)
Less: One time costs related to the Vivendi transaction, integration and restructuring	(d)	—	—	—	—	—	—	—	—	(2)	(2)
Less: Amortization of intangibles and purchase price accounting related adjustments	(e)	—	—	(1)	—	—	—	—	—	—	(1)

Non-GAAP Measurement		$292	$27	$3	$1	$40	$59	$33	$17	$—	$180

Quarter ended September 30, 2007		Operating Income (Loss)	Net Income (Loss)	Basic Earnings (Loss) per Share	Diluted Earnings (Loss) per Share
GAAP Measurement		$57	$48	$0.08	$0.08
Less: Changes in deferred net revenues and cost of sales	(a)	(28)	(17)	(0.03)	(0.03)
Less: Equity-based compensation (including purchase price accounting related adjustments)	(b)	42	25	0.04	0.04
Less: Results of Activision Blizzard’s non-core exit operations	(c)	38	22	0.04	0.04
Less: One time costs related to the Vivendi transaction, integration and restructuring	(d)	2	1	0.00	0.00
Less: Amortization of intangibles and purchase price accounting related adjustments	(e)	1	1	0.00	0.00

Non-GAAP Measurement		$112	$80	$0.14	$0.14

(a)                       Reflects the net change in deferred net revenues and deferred cost of sales.

(b)                      Includes expense related to employee stock options, employee stock purchase plan and restricted stock rights under Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment.”

(c)                       Reflects the results of products and operations from the historical Vivendi Games businesses that the company has begun to exit or wind down.

(d)                      Includes one-time costs related to the business combination with Vivendi Games (including transaction costs, integration costs, and restructuring activities). Restructuring activities includes severance costs, facility exit costs, and balance sheet write down and exit costs from the cancellation of projects.

(e)                       Reflects amortization of intangible assets, and the increase in the fair value of inventories and associated cost of sales, all of which relate to purchase price accounting related adjustments.

See explanation above regarding the Company’s practice on reporting non-GAAP financial measures. The per share adjustments are presented as calculated, and the GAAP and non-GAAP earnings (loss) per share information is also presented as calculated. The sum of these measures, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION

For the Quarter Ended September 30, 2008

(Amounts in millions)

					Percent
					Increase
	Quarter Ended				(Decrease)
	September 30, 2008		September 30, 2007
	Amount	% of Total	Amount	% of Total
Geographic Revenue Mix
North America	$295	41%	$147	45%	101%
Europe	348	49%	122	37%	185%
Asia Pacific	62	9%	54	17%	15%
Total core operations net revenues	$705	99%	$323	99%	118%

Non-core operations	$6	1%	$3	1%	100%
Total consolidated net revenues	$711	100%	$326	100%	118%

Segment/Platform Mix
Activision and Blizzard:
MMOG	$271	38%	$269	83%	1%
Console	272	38%	16	5%	1600%
Hand-held	81	11%	7	2%	1057%
PC	25	4%	31	9%	-19%
Total Activision and Blizzard net revenues	$649	91%	$323	99%	101%

Total distribution net revenues	$56	8%	$-	0%	0%
Total net revenues core operations	$705	99%	$323	99%	118%

Non-core operations	$6	1%	$3	1%	100%
Total consolidated net revenues	$711	100%	$326	100%	118%
					Percent
					Increase
	Nine Months Ended				(Decrease)
	September 30, 2008		September 30, 2007
	Amount	% of Total	Amount	% of Total
Geographic Revenue Mix
North America	$591	43%	$422	47%	40%
Europe	627	45%	374	42%	68%
Asia Pacific	153	11%	91	10%	68%
Total core operations net revenues	$1,371	99%	$887	99%	55%

Non-core operations	$16	1%	$9	1%	78%
Total consolidated net revenues	$1,387	100%	$896	100%	55%

Segment/Platform Mix
Activision and Blizzard:
MMOG	$828	60%	$746	83%	11%
Console	335	24%	53	6%	532%
Hand-held	102	7%	21	2%	386%
PC	50	4%	67	8%	-25%
Total Activision and Blizzard net revenues	$1,315	95%	$887	99%	48%

Total distribution net revenues	$56	4%	$-	0%	0%
Total net revenues core operations	$1,371	99%	$887	99%	55%

Non-core operations	$16	1%	$9	1%	78%
Total consolidated net revenues	$1,387	100%	$896	100%	55%

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION

For the Quarter Ended September 30, 2008

	Quarter Ended	Quarter Ended	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007
Activision & Blizzard Net Revenues

MMOG	42%	84%	63%	84%

PC	4%	9%	4%	8%

Console	42%	5%	26%	6%
Sony PlayStation 3	9%	0%	6%	1%
Sony PlayStation 2	9%	4%	6%	3%
Microsoft Xbox 360	11%	0%	7%	1%
Nintendo Wii	13%	1%	7%	1%
Other	0%	0%	0%	0%

Hand-held	12%	2%	7%	2%
Sony PlayStation Portable	2%	1%	1%	1%
Nintendo Dual Screen	10%	1%	6%	1%
Nintendo Game Boy Advance	0%	0%	0%	0%

Total Activiion & Blizzard net revenues	100%	100%	100%	100%

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

For the nine months ended September 30, 2008 and 2007

GAAP to non-GAAP reconciliations

Segment Information - Comparable Basis Segment Operating Income (Loss) (amounts in millions)

						Segments total / Consolidated
Nine months ended September 30, 2008	Activision (i)	Blizzard (ii)	Distribution (iii)	Core (iv)	Non-Core (v)

Segment operating income(loss) (VG Jan. 1-Sept 30, Activision July 10-Sept 30)	(61)	447	3	389	(251)	138

Reconciliation to GAAP consolidated operating income(loss)
- Net effect from deferral of net revenues and cost of sales						(7)
- Stock-based compensation						(47)
- Restructuring expenses						(61)
- Amortization of intangible assets and purchase price accounting related adjustments						(92)
- Integration and transaction costs						(17)

Consolidated operating income(loss) (GAAP)						(86)

Comparable Presentation Adjustments:
Including Activision, Inc. prior periods from July 1 to July 9, 2008
Segment operating income(loss)	(10)	-	1	(9)		(9)
Reconciliation to consolidated operating income(loss)
- Stock-based compensation						(3)
- Integration and transaction costs						(38)
Consolidated operating income(loss)						(50)

Including Activision, Inc. prior periods for the six months ended June 30, 2008
Segment operating income(loss)	172	-	4	176		176
Reconciliation to consolidated operating income(loss)
- Stock-based compensation						(29)
- Integration and transaction costs						(12)
Consolidated operating income(loss)						135

Non-GAAP Comparable Basis Segment Operating Income (Loss)	101	447	8	556
						Segments total /
Nine months ended September 30, 2007	Activision (i)	Blizzard (ii)	Distribution (iii)	Core (iv)	Non-Core (v)	Consolidated

Segment operating income(loss) (VG only)	(79)	447	-	368	(86)	282

Reconciliation to GAAP consolidated operating income(loss)
- Net effect from deferral of net revenues and cost of sales						(67)
- Stock-based compensation						(77)
- Amortization of intangible assets and purchase price accounting related adjustments						(3)
- Restructuring expenses						(1)

Consolidated operating income(loss) (GAAP)						134

Comparable Presentation Adjustment:
Including Activision, Inc. prior periods for the nine months ended September 30, 2007
Segment operating income(loss)	13	-	1	14		14
Reconciliation to consolidated operating income(loss)
- Stock-based compensation						(22)
Consolidated operating income(loss)						(9)

Non-GAAP Comparable Basis Segment Operating Income (Loss)	(66)	447	1	382
- Change in comparable basis — nine months ended September 30, ‘08 vs. ‘07				46%

(i) Activision Publishing (“Activision”) – which consists of the  historical business of Activision, Inc. publishing interactive entertainment software and peripherals, and certain studios, assets, and titles previously included in Vivendi Games’ historical “Sierra” operating segment.

(ii) Blizzard —  which consists of the business of Blizzard Entertainment, Inc. and its subsidiaries publishing of traditional games and online subscription-based games in the MMOG category.

(iii) Distribution —  which consists of the distribution of interactive entertainment software and hardware products.

(iv) Activision, Blizzard and Distribution are referred to collectively as Activision Blizzard Inc.’s core operations (“Core”).

(v) Activision Blizzard’s non-core exit operations (“Non-Core”) – which consists of legacy divisions or business units that the company has begun to exit or wind down as part of our restructuring and integration efforts as a result of the business combination.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

For the three months ended September 30, 2008 and 2007

GAAP to non-GAAP reconciliations

Segment Information - Comparable Basis Segment Operating Income (Loss) (amounts in millions)

						Segments total /
Three months ended September 30, 2008	Activision (i)	Blizzard (ii)	Distribution (iii)	Core (iv)	Non-Core (v)	Consolidated
Segment operating income(loss) (VG July 1-Sept 30, Activision July 10-Sept 30)	(26)	146	2	122	(110)	12

Reconciliation to GAAP consolidated operating income(loss)
- Net effect from deferral of net revenues and cost of sales						(12)
- Stock-based compensation						(26)
- Restructuring expenses						(61)
- Amortization of intangible assets and purchase price accounting related adjustments						(90)
- Integration and transaction costs						(17)

Consolidated operating income(loss) (GAAP)						(194)

Comparable Presentation Adjustment:
Including Activision, Inc. prior periods from July 1 to July 9, 2008
Segment operating income(loss)	(10)	—	1	(9)		(9)
Reconciliation to consolidated operating income(loss)
- Stock-based compensation						(3)
- Integration and transaction costs						(38)
Consolidated operating income(loss)						(50)

Non-GAAP Comparable Basis Segment Operating Income (Loss)	(36)	146	3	113

						Segments total /
Three months ended September 30, 2007	Activision (i)	Blizzard (ii)	Distribution (iii)	Core (iv)	Non-Core (v)	Consolidated

Segment operating income(loss) (VG only)	(19)	132	—	113	(40)	73

Reconciliation to GAAP consolidated operating income(loss)
- Net effect from deferral of net revenues and cost of sales						28
- Stock-based compensation						(43)
- Amortization of intangible assets and purchase price accounting related adjustments						(1)

Consolidated operating income(loss) (GAAP)						57

Comparable Presentation Adjustment:
Including Activision, Inc. prior periods for the three months ended September 30, 2007
Segment operating income(loss)	(3)	—	0	(3)		(3)
Reconciliation to consolidated operating income(loss)
- Stock-based compensation						(7)
Consolidated operating income(loss)						(10)

Non-GAAP Comparable Basis Segment Operating Income (Loss)	(22)	132	0	110
- Change in comparable basis – three months ended September 30, ‘08 vs. ‘07				3%

(i) Activision Publishing (“Activision”) —  which consists of the  historical business of Activision, Inc. publishing interactive entertainment software and peripherals, and certain studios, assets, and titles previously included in Vivendi Games’ historical “Sierra” operating segment.

(ii) Blizzard —  which consists of the business of Blizzard Entertainment, Inc. and its subsidiaries publishing of traditional games and online subscription-based games in the MMOG category.

(iii) Distribution —  which consists of the distribution of interactive entertainment software and hardware products.

(iv) Activision, Blizzard and Distribution are referred to collectively as Activision Blizzard Inc.’s core operations (“Core”).

(v) Activision Blizzard’s non-core exit operations (“Non-Core”) — which consists of legacy divisions or business units that the company has begun to exit or wind down as part of our restructuring and integration efforts as a result of the business combination.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

For the nine months ended September 30, 2008 and 2007

GAAP to non-GAAP reconciliations

Segment Information - Comparable Basis Segment Net Revenues (amounts in millions)

Nine months ended September 30, 2008	Activision (i)	Blizzard (ii)	Distribution (iii)	Core (iv)	Non-Core (v)	Segments total /Consolidated

Segment net revenues (VG Jan 1-Sept 30, Activision July 10-Sept 30)	457	866	56	1,379	16	1,395

Reconciliation to GAAP consolidated net revenues
- Net effect from deferral of net revenues						(8)

Consolidated net revenues (GAAP)						1,387

Comparable Presentation Adjustments:
Including Activision, Inc. prior periods from July 1 to July 9, 2008
Segment net revenues	35	—	18	53

Including Activision, Inc. prior periods for the six months June 30, 2008
Segment net revenues	1,092	—	165	1,257

Non-GAAP Comparable Basis Segment Net Revenues	1,584	866	239	2,689

Nine months ended September 30, 2007	Activision (i)	Blizzard (ii)	Distribution (iii)	Core (iv)	Non-Core (v)	Segments total /Consolidated

Segment net revenues (VG only)	108	856	—	964	9	973

Reconciliation to GAAP consolidated net revenues
- Net effect from deferral of net revenues						(77)

Consolidated net revenues (GAAP)						896

Comparable Presentation Adjustment:
Including Activision, Inc. prior periods for the nine months ended September 30, 2007
Segment net revenues	892	—	234	1,126

Non-GAAP Comparable Basis Segment Net Revenues	1,000	856	234	2,090
- Change in comparable basis — nine months ended September 30, ‘08 vs. ‘07				29%

(i) Activision Publishing (“Activision”) —  which consists of the  historical business of Activision, Inc. publishing interactive entertainment software and peripherals, and certain studios, assets, and titles previously included in Vivendi Games’ historical “Sierra” operating segment.

(ii) Blizzard —  which consists of the business of Blizzard Entertainment, Inc. and its subsidiaries publishing of traditional games and online subscription-based games in the MMOG category.

(iii) Distribution —  which consists of the distribution of interactive entertainment software and hardware products.

(iv) Activision, Blizzard and Distribution are referred to collectively as Activision Blizzard Inc.’s core operations (“Core”).

(v) Activision Blizzard’s non-core exit operations (“Non-Core”) — which consists of legacy divisions or business units that the company has begun to exit or wind down as part of our restructuring and integration efforts as a result of the business combination.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

For the three months ended September 30, 2008 and 2007

GAAP to non-GAAP reconciliations

Segment Information - Comparable Basis Net Revenues (amounts in millions)

Three months ended September 30, 2008	Activision (i)	Blizzard (ii)	Distribution (iii)	Core (iv)	Non-Core (v)	Segments total /Consolidated

Segment net revenues (VG July 1-Sept 30, Activision July 10-Sept 30)	364	297	56	717	6	723

Reconciliation to GAAP consolidated net revenues
- Net effect from deferral of net revenues						(12)

Consolidated net revenues (GAAP)						711

Comparable Presentation Adjustment:
Including Activision, Inc. prior periods from July 1 to July 9, 2008
Segment net revenues	35	—	18	53

Non-GAAP Comparable Basis Segment Net Revenues	399	297	74	770

Three months ended September 30, 2007	Activision (i)	Blizzard (ii)	Distribution (iii)	Core (iv)	Non-Core (v)	Segments total /Consolidated

Segment net revenues (VG only)	43	249	—	292	3	295

Reconciliation to GAAP consolidated net revenues
- Net effect from deferral of net revenues						31

Consolidated net revenues (GAAP)						326

Comparable Presentation Adjustment:
Including Activision, Inc. prior periods for the three months ended September 30, 2007
Segment net revenues	254	—	64	318

Non-GAAP Comparable Basis Segment Net Revenues	297	249	64	610
- Change in comparable basis — three months ended September 30, ‘08 vs. ‘07				26%

(i) Activision Publishing (“Activision”) —  which consists of the  historical business of Activision, Inc. publishing interactive entertainment software and peripherals, and certain studios, assets, and titles previously included in Vivendi Games’ historical “Sierra” operating segment.

(ii) Blizzard —  which consists of the business of Blizzard Entertainment, Inc. and its subsidiaries publishing of traditional games and online subscription-based games in the MMOG category.

(iii) Distribution —  which consists of the distribution of interactive entertainment software and hardware products.

(iv) Activision, Blizzard and Distribution are referred to collectively as Activision Blizzard Inc.’s core operations (“Core”).

(v) Activision Blizzard’s non-core exit operations (“Non-Core”) — which consists of legacy divisions or business units that the company has begun to exit or wind down as part of our restructuring and integration efforts as a result of the business combination.

Activision Blizzard Outlook

For the quarter ending December 31, 2008

GAAP to Non-GAAP reconciliation

(in millions, except earnings (loss) per share data)

	Outlook for Quarter Ending December 31, 2008

Net Revenues (GAAP)	$1,623.0

Excluding the impacts of:
Results of products and operations that the company has begun to exit or wind down	(2.0	)(a)
Change in deferred net revenues	569.0	(b)

Non-GAAP Net Revenues	$2,190.0

(Loss) Earnings Per Diluted Share (GAAP)	$(0.01)

Excluding the impacts of:
Change in deferred net revenues and cost of sales	0.17	(c)
Equity based compensation (including purchase price accounting related adjustments)	0.02	(d)
Results of products and operations that the company has begun to exit or wind down	0.01	(e)
One time costs related to the Vivendi transaction, integration, and restructuring	0.01	(f)
Amortization of intangibles and purchase price accounting related adjustments	0.09	(g)

Non-GAAP Earnings Per Diluted Share	$0.29

(a) Reflects net revenues from the historical Vivendi Games products and businesses that the company has begun to exit or wind down.

(b) Reflects the net change in deferred net revenues.

(c) Reflects the net change in deferred net revenues and deferred cost of sales.

(d) Reflects equity based compensation costs, including the increase in fair value associated with the historical Activision, Inc. stock awards as part of the purchase price accounting adjustments. Also includes the costs of the Blizzard Entertainment equity plan and Vivendi awards to historical Vivendi Games employees.

(e) Reflects the results of products and operations from the historical Vivendi Games businesses that the company has begun to exit or wind down, and exit costs from the cancellation of projects.

(f) Includes one-time costs related to the business combination with Vivendi Games (including transaction costs, integration costs, and restructuring activities).  Restructuring activities includes severance costs and facility exit costs.

(g) Reflects amortization of intangible assets, and the increase in the fair value of inventories and associated cost of sales, all of which relate to purchase price accounting related adjustments.

The per share adjustments are presented as calculated, and the GAAP and non-GAAP earnings (loss) per share information is also presented as calculated. The sum of these measures, as presented, may differ due to the impact of rounding.